                                                                    EXHIBIT 10.3

                                                  [LOGO OF UNION BANK OF NORWAY]

                "Contingent FX Forward" Transaction Confirmation
                              (the "Confirmation")

We herewith confirm having entered into a "Contingent FX Forward" Transaction with you subject to the ISDA agreement under negotiation. This "Contingent FX Forward" Transaction shall be subject to the provisions and definitions set out below:

Trade Date:                                             July 16/th/ 1999

Counterparty A:                                         UBN, Oslo

Counterparty B:                                         Aker RGI ASA, Oslo

"Contingent FX Forward" Selling Currency and Amount:    JPY 711.562.500

"Contingent FX Forward" Purchasing Currency and Amount: USD 6.875.000

"Contingent Forward Rate":                              103.50 JPY per USD

Period 1:                       All delivery dates between October 31/st/ 2000
                                until July 31/st/ 2003.

Period 2:                       All delivery dates between October 31/st/ 2003
                                until July 29/st/ 2005.

Knock-In Level:                 94.00 JPY per USD

Validity of Knock-In Level:     From the time of entering into the transaction
                                on Trade Date (July 16/th/ 1999), up to and including July 29/th/ 2003.


--------------------------------------------------------------------------------
                                     Page 1

                                                  [LOGO OF UNION BANK OF NORWAY]

Trigger of Knock-In Level:      UBN, acting as Calculation Agent, determines
                                that the Knock-In Level shall be triggered when it observes a transaction in the spot market that meets the following criteria:

                            a) The transaction takes place between banks in the global spot foreign exchange market (including the Calculation Agent), and/or brokers.
                            b) The transaction(s) occurs at a spot exchange rate that is at or below the Knock-In Level.
                            c) The transaction takes place any week during the validity period (starting July 16/th/ 1999, up to and including July 29/th/ 2003) from Monday 5:00 a.m. Sydney time to Friday 6 p.m. New York time.

                                If there is a dispute whether the Knock-In Level is triggered, UBN will furnish necessary documentation.

Foreign Exchange Transaction    Counterparty A shall be obliged, on
for Period 1:                   each Settlement Date Period 1, to deliver the
                                "Contingent FX Forward" Purchasing Currency and
                                Amount to Counterparty B, against receipt of the "Contingent FX Forward" Selling Currency and
                                Amount.

Foreign Exchange Transaction    In the event of the Knock-In Level
for Period 2:                   not being triggered, Counterparty A shall be
                                obliged, on each Settlement Date Period 2, to deliver the "Contingent FX Forward"
                                Purchasing Currency and Amount to
                                Counterparty B, against receipt of the
                                "Contingent FX Forward" Selling Currency and
                                Amount by notification of Counterparty B prior to the Exercise Time on each Expiration Date.
                                In this case, Counterparty B has the option, but not the obligation, on each and every Settlement Date Period 2, to buy the "Contingent
                                FX Forward" Purchasing Currency and Amount against delivery of The "Contingent FX Forward"
                                Selling Currency and Amount.

                                In the event of the Knock-In Level being triggered once, or more than once, Counterparty B shall be obliged, on each Settlement Date Period 2, to deliver "Contingent FX Forward" Selling Currency and Amount to Counterparty A against receipt of the "Contingent FX Forward" Purchasing Currency and Amount.

--------------------------------------------------------------------------------
                                     Page 2

                                                  [LOGO OF UNION BANK OF NORWAY]

Calculation Agent:                        UBN, Oslo

Notification by Calculation Agent:        The Calculation Agent shall notify
                                          Counterparty B, in writing, in the
                                          event of the Knock-In Level has been
                                          triggered. However, such notification
                                          shall not constitute a condition
                                          precedent for the obligation of
                                          Counterparty A.

Expiration Date (knock-in not occurred):  October 29/th/ 2003
                                          January 28/th/ 2004
                                          April 28/th/ 2004
                                          July 28/th/ 2004
                                          October 27/th/ 2004
                                          January 27/th/ 2005
                                          April 26/th/ 2005
                                          July 27/th/ 2005

Exercise Time on Expiration Date:         10.00 a.m. New York time

Settlement Dates Period 1:                October 31/st/ 2000
                                          January 31/st/2001
                                          April 27/th/ 2001
                                          July 31/st/ 2001
                                          October 31/st/ 2001
                                          January 31/st/ 2002
                                          April 30/th/ 2002
                                          July 31/st/ 2002
                                          October 31/st/ 2002
                                          January 31/st/ 2003
                                          April 30/th/ 2003
                                          July 31/st/ 2O03

Settlement Dates Period 2:                October 31/st/ 2003
                                          January 30/th/ 2004
                                          April 30/th/ 2004
                                          July 30/th/ 2004
                                          October 29/th/ 2004
                                          January 31/st/ 2005
                                          April 28/th/ 2005
                                          July 29/th/ 2005

--------------------------------------------------------------------------------
                                     Page 3

                                                  [LOGO OF UNION BANK OF NORWAY]


Office and Address Counterparty A:                      Union Bank of Norway
                                                        Sparebanken NOR,
                                                        Postboks 1172 SENTRUM
                                                        0107 OSLO

                                                        Tel:  22 31 83 23
                                                        Fax:  22 31 99 36


Office and Address Counterparty B:                      Aker RGI ASA
                                                        Postboks 1423 VIKA
                                                        0295 OSLO

Account details -- payments to Counterparty A:          To be agreed upon


Account details -- payments to Counterparty B:          To be agreed upon

Please confirm that the foregoing correctly sets forth the terms of our agreement by returning a signed copy (enclosed) of this Confirmation.

Union Bank of Norway, Oslo

By:   /s/ John E. Skajem                        By:   /s/ Enore Bryhn
      ------------------------                        -------------------------
Name: John E. Skajem                            Name: Enore Bryhn
      General Manager
Date: 15.10.99                                  Date: 15.10.99

Aker RGI ASA, Oslo

By:   /s/ Terje D. Skullerud                    By:   /s/ Benet A. Rem
      ------------------------                        -------------------------
Name: Terje D. Skullerud                        Name: Benet A. Rem
Date: 15.10.99                                  Date: 15.10.99

--------------------------------------------------------------------------------
                                     Page 4

                               [DnB MARKETS LOGO]

Aker RGI ASA
POSTBOKS 1423 VIKA
0115 Oslo

Attn: Terje Skullerud                                      Oslo, 01 October 1999
Ref. 6515FA/AH/RFK

                ENHANCED FORWARD STRIP WITH EXTENSION POTENTIAL

The purpose of this letter agreement (this "Agreement") is to set forth the terms and conditions of the Enhanced Forward Strip With Extension Potential (this "Transaction") between Den norske Bank ASA (DnB) and Aker RGI ASA (the Client). This Agreement supersedes any prior agreement or confirmation with respect to this transaction.

We hereby confirm the following terms of a strip of 12 currency forwards, identified in Schedule 1, with the possibility for a second strip of B forwards (also defined as an Barrier Option), identified in Schedule 2, as set forth below:

1. General Definition -- Barrier Option

DnB defines a barrier option as an option the terms of which change in some pre-defined manner when a barrier event occurs. A "Barrier Event" is a transaction in the relevant currency pair occurring in the spot market at a rate that is at or beyond a certain pre-specified level (here called the Trigger Price).

2. Details of the Transaction

Trade date:                                     14.07.1999
Currency Pair:                                  USD/JPY

Face Currency Buyer:                            Aker RGI ASA
Face Currency Seller:                           Den norske Bank ASA, Oslo
Face Currency and Amount:                       USD 8.750.000,-
Other Currency:                                 JPY
Exchange Price:                                 as set forth on Schedule 1 and,
                                                subject to the condition set
                                                forth below, Schedule 2
Settlement Date:                                as set forth on Schedule 1 and,
                                                subject to the condition set
                                                forth below, Schedule 2

Premium:                                        USD 0,-
Premium Payer:                                  Akar RGI ASA
Premium Payment Date:                           16 JULY 1999
Premium Payment Instructions:

Trigger Price:                                  94 JPY par 1 USD
Barrier Begin Date:                             14 JULY 1999
Barrier Begin Time:                             Trade execution
Barrier End Date:                               28 JULY 2003
Barrier End Time:                               10.00 A.M. New York

--------------------------------------------------------------------------------
                           [DnB Markets Letterhead]

                               [DnB MARKETS LOGO]

Our trader for this transaction is: Bob Nicolaisen

3. Specific Definitions

Settlement: On each Settlement Date the Face Currency Seller shall deliver to the Face Currency Buyer the Face Currency Amount, against delivery by the Face Currency Buyer to the Face Currency Seller of an amount of the Other Currency equal to the result of multiplying the Face Currency Amount by the applicable Exchange Price.

Effect of Barrier Event: Until a Barrier Event occurs, or if no Barrier Event occurs, the forwards hereby confirmed shall include only those identified in
Schedule 1, and neither party shall have any obligation in respect of the forwards identified in Schedule 2. If a Barrier Event occurs, the forwards hereby confirmed shall thenceforth include the forwards identified in Schedule 1 and Schedule 2.

Barrier Event: A spot transaction in the Currency Pair during open hours in the Spot Market within the Barrier Event Period at a price that is at or beyond the Trigger Price, as determined by DnB in accordance with the criteria set forth below.

Criteria for the occurrence of a Barrier Event: DnB, acting as barrier determination agent, determines that a Barrier Event has occurred when it observes a transaction in the spot market that meets the following criteria:

     a) The transaction takes place between

        (i)   two independent counterparties through the brokers market;
        (ii)  DnB and an independent counterparty through the brokers market; or
        (iii) DnB and an independent counterparty dealing direct

        In cases (ii) and (iii) the transaction can be initiated by either party

     b) the transaction occurs at a rate that is at or beyond the trigger price:

     c) the transaction does not take place at an off-market rate. An "off-market rate" is defined as a rate that is substantially more favorable or substantially less favorable than the rate available to a professional spot dealer in the interbank spot market at the time of the transaction; and

     d) the transaction is in an amount that is not less than the equivalent of three million USD. (In certain circumstances two or more consecutive transaction in an aggregate amount of 3 million USD or more may be deemed to be a single transaction for purposes of these criteria).

If there is a dispute over the determination of a barrier event, DnB will furnish evidence of the observed spot transaction (or transactions).

Spot transaction that DnB does not observe and could not observe from sources regularly available to it in the ordinary course of its business cannot be the basis for Barrier Event determination.

"Spot Market": the global spot foreign exchange market, which, for these purposes, shall be treated as being open continuously from 5 AM Sydney time on a Monday in any week to


--------------------------------------------------------------------------------
                            [DnB Markets Letterhead]

                             [LOGO OF DNB MARKETS]

5 PM New York time on the Friday of that week.

Barrier Event Period; The period from (and including) the Barrier
Begin Time on the Barrier Begin Date to (and including] the Barrier End Time on the Barrier End Date.

4. Other Provisions

4.1 Cash Collateral

In the event that the Market Value in favour of DnB for this Transaction exceeds USD 35,000,OOO ("Credit Limit"), the Client shall promptly provide DnB with cash collateral (margin payment) in the amount exceeding the Credit Limit, The Client shall in no circumstance pay later than one (1)
Business Day after notice has been given by DnB of the amount which has to be paid. The amount shall be paid by the Client to the USD account no.: 5003 04 41130 which is hereby pledged to DnB for any amount outstanding under this Agreement.

With "Market Value" is meant the aggregate market value of this contract as calculated by DnB. The calculations shall be based on rates which are deemed reasonable according to the current market rates.

4.2   Events Of Default

4.2.1 The Client is in default if:

      (i) the Client fails to deliver the agreed consideration or fails to pay agreed consideration by the settlement time or fails to deliver Cash Collateral as set forth in 4.l and such failure is not remedied within two (2) business days after notice of such failure is given to the Client.

      (ii) the Client or any of its fully owned (100%) directly or indirectly, subsidiaries defaults under any of its loan or guarantee agreements or payment obligations towards any of its creditors if such failure is not remedied within two business days after notice of such failure is given to the Client, or the Client enters into negotiations with its creditors regarding suspension of payment, suspends its payments, becomes insolvent, commences debt settlement proceedings, enters into bankruptcy proceedings or is placed under public administration.

4.2.2 In the event of default by the Client, DnB has an immediate right, subject to showing due care, to:

      (i) withhold settlement of any contract if payment pursuant to the foregoing paragraph has not been effectuated by the Client,

      [ii]  exercise security the Client has pledged to DnB on USD account no.:
            5003 04 41130.

      {iii) exercise its possessory lien on amounts DnB owes the Client as security for any obligation the Client may have towards DnB according to this Agreement

      (iv) take such measures for the Client's account and risk as DnB considers necessary for the recovery or reduction of loss or liability consequent to any agreement concluded for or with the Client, Including necessary transactions in full or in part to limit loss

--------------------------------------------------------------------------------
                            [DnB Markets Letterhead]

                             [LOGO OF DNB MARKETS]

4.3 Transactions entered into to limit loss or liability shall be effectuated at such rates which are deemed reasonable according to current market rate. Claims may be set-off even if they are nominated in dlfferent currencies or have not become due and payable. Claim in foreign currency will be exchanged to NOK according to DnB's market rate.

4.4 The Client is liable and shall indemnify DnB for any loss, expense or obligations of whatever kind caused to DnB as direct or indirect consequence of the Client's default under this Agreement or other regulations, including exchange 1oss due to transactions effectuated by DnB, accrued interest and default interest, fees and expenses relating to internal and external legal services. Such losses, expenses and obligations are payable on demand.

5. Representations.
Party A and Party B each represents to the other that it has entered into this Agreement in reliance upon such tax, accounting, regulation, legal and financial advice as it deems necessary and not upon any view expressed by the other.

Each party represents to the other
party that:

                                  (a) Non-reliance. It is acting
                                  for its own account, and it
                                  has made its own independent
                                  decision to enter into this
                                  Transaction and to whether
                                  this Transaction is
                                  appropriate or proper for it
                                  based upon its own judgement
                                  and upon advice from such
                                  advisors as it has deemed
                                  necessary. It is not relying
                                  on any communication
                                  (written or oral) of the
                                  other party as investment
                                  advice or as a
                                  recommendation to enter into
                                  this Transaction; it being
                                  understood that information
                                  and explanations related to
                                  the terms and conditions of
                                  this Transaction shall not be
                                  considered investment advice
                                  or a recommendation to
                                  enter into this Transaction.
                                  It has not received from the
                                  other party any assurance or
                                  guarantee as to be expected
                                  results of this Transaction.

                                  (b) Evaluation and Understanding.
                                  It is capable of evaluating and
                                  understanding (on its own
                                  behalf or through independent
                                  professional advice), and
                                  understands and accepts, the
                                  terms, conditions and risks of
                                  this Tranaaction. It is also
                                  capable of assuming, and
                                  assumes, the financial and
                                  other risks of this
                                  Transaction.

                                  (c) Status of Parties. The other
                                  party is not acting as a fiduciary
                                  of an advisor for it in respect of
                                  this Transaction.

6. Governing Law

This Agreement shall be governed and construed in accordance by Norwegian law and the parties hereby accept the city court of Oslo as venue, provide that nothing herein shall

                               [DnB Markets LOGO]
--------------------------------------------------------------------------------

prevent DnB from bringing legal actions against the Client before the courts of any other country having jurisdiction over the Client.


7. Contract

Our Operations Contract is:              Hans Petter Willersrud
                                         Phone: 22 48 17 74, Fax: 22 94 84 90

Please acknowledge the terms of this transactions by signing this Agreement and return it to:

DnB Markets
Risk Management and Financial Control ABA5
P.O. Box 1171
0107 Oslo

We are pleased to have concluded this business with you and we look forward to do more business with yourselves in the future

Best regards
for Den norske Bank ASA

/s/ Atle Hommersand                             /s/ Hans Petter Willersrud
-------------------------                       -------------------------------
Atle Hommersand                                 Hans Petter Willersrud
Risk Manager                                    Risk Manager


Acknowledged and accepted by AKER RGI

January 10, 1999

/s/ Terje D. Skullerud                          /s/ Hage Luro
-------------------------                       -------------------------------
Name:  Terje D. Skullerud                       Name:  Hage Luro
Title: Executive VP, CFO                        Title: Executive VP





--------------------------------------------------------------------------------
                            [DnB Markets Letterhead]

                                   Schedule 1


FORWARD                    EXCHANGE PRICE               SETTLEMENT DATE

    1                   99.07 JPY PER 1 USD             30 OCTOBER 2000
    2                   99.07 JPY PER 1 USD             30 JANUARY 2001
    3                   99.07 JPY PER 1 USD               01 MAY 2001
    4                   99.07 JPY PER 1 USD               30 JULY 2001
    5                   99.07 JPY PER 1 USD             30 OCTOBER 2001
    6                   99.07 JPY PER 1 USD             30 JANUARY 2002
    7                   99.07 JPY PER 1 USD               30 APRIL 2002
    8                   99.07 JPY PER 1 USD               30 JULY 2002
    9                   99.07 JPY PER 1 USD             30 OCTOBER 2002
   10                   99.07 JPY PER 1 USD             30 JANUARY 2003
   11                   99.07 JPY PER 1 USD               30 APRIL 2003
   12                   99.07 JPY PER 1 USD               30 JULY 2002

                                   Schedule 2

FORWARD                         EXCHANGE PRICE                 SETTLEMENT DATE
-------                         --------------                 ---------------
  13                         99.07 JPY PER 1 USD               30 OCTOBER 2003
  14                         99.07 JPY PER 1 USD               30 JANUARY 2004
  15                         99.07 JPY PER 1 USD                 30 APRIL 2004
  16                         99.07 JPY PER 1 USD                  30 JULY 2004
  17                         99.07 JPY PER 1 USD              01 NOVEMBER 2004
  18                         99.07 JPY PER 1 USD               31 JANUARY 2005
  19                         99.07 JPY PER 1 USD                   02 MAY 2005
  20                         99.07 JPY PER 1 USD                01 AUGUST 2005

AMERICAN SEAFOODS COMPANY
FOREIGN CURRENCY FORWARD CONTRACTS
12/31/2001

Contract                                   Maturity                 Hedged    Forward         USD      Related
  Date       Counterparty                    Date         JPY        Rate      Rate        Equivalent   Party
--------     ------------                  --------   ------------  ------    -------      ----------  -------
7/14/99     AkerRGI/Den norske Bank         l/30/02    875,612,500  107.12     100.07       8,750,000     Yes
12/20/01    Den norske Bank-swap            1/29/02    (66,980,871)   N/A      128.35        (521,861)
7/16/99     AkerRGI/Sparebanken NOR         l/31/02    718,437,500  107.12     104.50       6,875,000     Yes
9/l/00      Den norske Bank                 3/29/02    965,500,000  106.10      96.55      10,000,000
9/5/00      Den norske Bank                 3/29/02    481,000,000  105.60      96.20       5,000,000
4/24/01     Den norske Bank                 3/29/02    329,531,250  122.17     105.45       3,125,000
4/24/01     Den norske Bank                 3/29/02    330,937,500  122.62     105.90       3,125,000
7/14/99     AkerRGI/Den norske Bank         4/30/02    875,612,500  107.12     100.07       8,750,000     Yes
7/16/99     AkerRGI/Sparebanken NOR         4/30/02    718,437,500  107.12     104.50       6,875,000     Yes
9/14/01     Den norske Bank                 4/30/02    576,850,000  117.40     115.37       5,000,000
4/24/01     Den norske Bank                 6/28/02    329,531,250  122.17     105.45       3,125,000
4/24/01     Den norske Bank                 6/28/02    330,937,500  122.62     105.90       3,125,000
7/14/99     AkerRGI/Den norske Bank         7/30/02    875,612,500  107.12     100.07       8,750,000     Yes
7/16/99     AkerRGI/Sparebanken NOR         7/31/02    718,437,500  107.12     104.50       6,875,000     Yes
9/14/01     Den norske Bank                 9/17/02    570,750,000  117.40     114.15       5,000,000
4/24/01     Den norske Bank                 9/30/02    329,531,250  122.17     105.45       3,125,000
4/24/01     Den norske Bank                 9/30/02    330,937,500  122.62     105.90       3,125,000
7/14/99     AkerRGI/Den norske Bank        10/30/02    875,612,500  107.12     100.07       8,750,000     Yes
7/16/99     AkorRGI/Sparebanken NOR        10/31/02    718,437,500  107.12     104.50       6,875,000     Yes
4/24/01     Den norske Bank                12/30/02    329,531,250  122.17     105.45       3,125,000
4/24/01     Den norske Bank                12/30/02    330,937,500  122.62     105.90       3,125,000
---------------------------------------------------------------------------------------------------------------
            Total - 2002                            11,545,194,129                        111,978,139
---------------------------------------------------------------------------------------------------------------
7/14/99     AkerRGI/Den norske Bank         1/30/03    875,612,500  107.12     100.07       8,750,000     Yes
7/16/99     AkerRGI/Sparebanken NOR         l/31/03    718,437,500  107.12     104.50       6,875,000     Yes
4/24/01     Den norske Bank                 3/31/03    329,531,250  122.17     105.45       3,125,000
4/24/01     Den norske Bank                 3/31/03    330,937,500  122.62     105.90       3,125,000
5/23/01     BofA                            4/15/03    553,750,000  119.00     110.75       5,000,000
7/14/99     AkerRGI/Den norske Bank         4/30/03    875,612,500  107.12     100.07       8,750,000     Yes
7/16/99     AkerRGI/Sparebanken NOR         4/30/03    718,437,500  107.12     104.50       6,875,000     Yes
4/24/01     Den norske Bank                 6/30/03    329,531,250  122.17     105.45       3,125,000
4/24/01     Den norske Bank                 6/30/03    330,937,500  122.62     105.90       3,125,000
7/14/99     AkerRGI/Den norske Bank         7/30/03    875,612,500  107.12     100.07       8,750,000     Yes
7/16/99     AkerRGI/Sparebanken NOR         7/31/03    718,437,500  107.12     104.50       6,875,000     Yes
4/24/0l     Den norske Bank                 9/30/03    329,531,250  122.17     105.45       3,125,000
4/24/01     Den norske Bank                 9/30/03    330,937,500  122.62     105.90       3,125,000
8/16/0l     BofA                           11/15/03  1,102,000,000  120.15     110.20      10,000,000
8/16/01     BofA                           12/15/03  1,098,000,000  120.15     109.80      10,000,000
4/24/01     Den norske Bank                12/30/03    329,531,250  122.17     105.45       3,125,000
4/24/01     Den norske Bank                12/30/03    330,937,500  122.62     105.90       3,125,000
---------------------------------------------------------------------------------------------------------------
            Total - 2003                            10,177,775,000                         96,875,000
---------------------------------------------------------------------------------------------------------------
            Grand Total                             21,722,969,129                        208,853,139
===============================================================================================================
            Total Related Party                     11,158,350,000                        109,375,000
===============================================================================================================

BANK OF AMERICA
                                FOREIGN EXCHANGE
                                  CONFIRMATION
                            (KEEP FOR YOUR RECORDS)

BANK OF AMERICA NA U.S. FX                   AMERICAN SEAFOODS GROUP, LLC
SAN FRANCISCO TRADING CENTER                 2025 1ST AVE, STE 900
C:O 1850 GATEWAY BLVD., 7TH FL               SEATTLE, WA 98121-3123
CONCORD, CA 94520

IF A COMPENSATION, THIS CONTRACT COMPENSATES, IN WHOLE OR IN PART, THE OTHER CONTRACTS MENTIONED BELOW. ACCORDINGLY, IN AGREEMENT WITH YOURSELVES, ONLY THE NET U.S. DOLLAR DIFFERENCE, IF ANY, BETWEEN THIS CONTRACT AND THE OTHER CONTRACT(S) MENTIONED BELOW IS TO BE CARRIED FORWARD AS AN INDEBTEDNESS DUE TO OR BY THE BANK. THIS INDEBTEDNESS IS DUE ON THE DELIVERY DATE MENTIONED BELOW.

WE CONFIRM THIS FOREIGN EXCHANGE DEAL

DATE: 16 AUG 01           **NEW**
CONTRACT NO:             405903          HAVING PURCHASED FROM YOU
CUSTOMER NO:            26040 01          JAPANESE YEN          1,098,000,000.00
CONTRACT DATE:           16AUG01          HAVING SOLD TO YOU
MAT. DATE:               14NOV03          US DOLLARS               10,000,000.00
OPTION DATE:                              EXCHANGE RATE
BROKER: TELEPHONE                         109.80

SETTLEMENT INSTRUCTIONS:

RECEIPT INSTRUCTIONS UNDETERMINED         PAYMENT INSTRUCTIONS UNDETERMINED

        OUR PURCHASE                                 OUR SALE


THIS CONFIRMATION SUPPLEMENTS, FORMS A PART OF, AND IS SUBJECT TO, ANY MASTER NETTING AGREEMENT BETWEEN THE PARTIES APPLICABLE TO FOREIGN EXCHANGE TRANSACTIONS. ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

[AMERICAN SEAFOODS COMPANY LOGO]

American Seafoods Company
2025 First Avenue, Suite 900, Seattle, Washington 98121 USA
Phone: (206) 448-0300 Fax: (206) 448-0303

                                               Personnel
                                               ---------
                                               TEL:206-448-2331/FAX:206-448-2331
                                               Operations & Purchasing
                                               -----------------------
                                               TEL:206-448-0300/FAX:206-448-0303
                                               Marketing
                                               ---------
                                               TEL:206-448-0300/FAX:206-448-0505
                                               Accounting-Debbie Morton
                                               ------------------------
                                               TEL:206-256-2600/FAX:206-256-2615
--------------------------------------------------------------------------------
                                                               FACSIMILE MESSAGE


                                 To: Shahm Al-Wir
                            Company: Debevoise & Plimpton
                              Phone: 212-909-6334
                                Fax: 212-909-6836

                               From: Debbie Morton

                               Date: 3/28/2002
    Pages including this cover page: 35


CC:
RE:








This information is confidential. This communication, which includes all the pages which are part of this transmission, is intended only for the use of the individual or entity named above. It may contain information that is privileged, proprietary, confidential and exempt from disclosure under applicable law. If the recipient or the reader of this communication is not the intended recipient, or the employee or agent responsible for delivery of the communication to the intended recipient, you are hereby notified that any use, application, revelation, disclosure, dissemination, distribution or copying of this communication is strictly prohibited.

If you have received this communication in error, please notify us immediately by telephone, destroy all copies and return the original communication to us at the above address via mail or courier delivery.

                             FOREIGN EXCHANGE
[BANK OF AMERICA LOGO]         CONFIRMATION
                         (KEEP FOR YOUR RECORDS)

BANK OF AMERICA NA U.S. FX                          AMERICAN SEAFOODS GROUP, LLC
SAN FRANCISCO TRADING CENTER                        2025 1ST AVE, STE 900
C:O 1850 GATEWAY BLVD., 7TH FL                      SEATTLE, WA 98121-3123
CONCORD, CA 94520

WE CONFIRM THIS FOREIGN EXCHANGE DEAL

IF A COMPENSATION, THIS CONTRACT COMPENSATES, IN WHOLE OR IN PART, THE OTHER CONTRACT(S) MENTIONED BELOW, ACCORDINGLY, IN AGREEMENT WITH YOURSELVES, ONLY THE NET U.S. DOLLAR DIFFERENCE, IF ANY, BETWEEN THIS CONTRACT AND THE OTHER CONTRACT(S) MENTIONED BELOW IS TO BE CARRIED FORWARD AS AN INDEBTEDNESS DUE TO OR BY THE BANK. THIS INDEBTEDNESS IS DUE ON THE DELIVERY DATE MENTIONED BELOW.

DATE: 16AUG01  **NEW**
--------------------------------------------------------------------------------
                                   HAVING PURCHASED FROM YOU
CONTRACT NO: 405901                JAPANESE YEN                 1,102,000,000.00
CUSTOMER NO: 26049 01              HAVING SOLD TO YOU
CONTRACT DATE: 16AUG01             US DOLLARS                      10,000,000.00
MAT. DATE: 15OCT03                 EXCHANGE RATE
OPTION DATE:                       110.20
BROKER: TELEPHONE
--------------------------------------------------------------------------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
RECEIPT INSTRUCTIONS UNDETERMINED          SALE
                                           PAYMENT INSTRUCTIONS UNDETERMINED

            OUR                                       OUR
          PURCHASE                                    SALE


--------------------------------------------------------------------------------
THIS CONFIRMATION SUPPLEMENTS, FORMS A PART OF, AND IS SUBJECT TO, ANY MASTER NETTING AGREEMENT BETWEEN THE PARTIES APPLICABLE TO FOREIGN EXCHANGE TRANSACTION ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.




                             FOREIGN EXCHANGE
[BANK OF AMERICA LOGO]         CONFIRMATION
                         (KEEP FOR YOUR RECORDS)

BANK OF AMERICA NA U.S. FX                          AMERICAN SEAFOODS GROUP, LLC
SAN FRANCISCO TRADING CENTER                        2025 1ST AVE, STE 900
C:O 1850 GATEWAY BLVD., 7TH FL                      SEATTLE, WA 98121-3123
CONCORD, CA 94520

WE CONFIRM THIS FOREIGN EXCHANGE DEAL

IF A COMPENSATION, THIS CONTRACT COMPENSATES, IN WHOLE OR IN PART, THE OTHER CONTRACT(S) MENTIONED BELOW, ACCORDINGLY, IN AGREEMENT WITH YOURSELVES, ONLY THE NET U.S. DOLLAR DIFFERENCE, IF ANY, BETWEEN THIS CONTRACT AND THE OTHER CONTRACT(S) MENTIONED BELOW IS TO BE CARRIED FORWARD AS AN INDEBTEDNESS DUE TO OR BY THE BANK. THIS INDEBTEDNESS IS DUE ON THE DELIVERY DATE MENTIONED BELOW.

DATE: 16AUG01  **NEW**
--------------------------------------------------------------------------------
                                   HAVING PURCHASED FROM YOU
CONTRACT NO: 405903                JAPANESE YEN                 1,098,000,000.00
CUSTOMER NO: 26049 01              HAVING SOLD TO YOU
CONTRACT DATE: 16AUG01             US DOLLARS                      10,000,000.00
MAT. DATE: 14NOV03                 EXCHANGE RATE
OPTION DATE:                       109.80
BROKER: TELEPHONE
--------------------------------------------------------------------------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
RECEIPT INSTRUCTIONS UNDETERMINED          SALE
                                           PAYMENT INSTRUCTIONS UNDETERMINED

            OUR                                       OUR
          PURCHASE                                    SALE


--------------------------------------------------------------------------------
THIS CONFIRMATION SUPPLEMENTS, FORMS A PART OF, AND IS SUBJECT TO, ANY MASTER NETTING AGREEMENT BETWEEN THE PARTIES APPLICABLE TO FOREIGN EXCHANGE TRANSACTION ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                                                          [DEN NORSKE BANK LOGO]

American Seafoods Company LLC
Market Place Tower
2025 First Avenue, Suite 900
Seattle, WA 98121

Attn.: Hallvard Muri                                            April 24, 2001

Ref: 101/102


                  ENHANCED FORWARD STRIP WITH EXTENSION POTENTIAL

The purpose of this letter agreement (this "Agreement") is to set forth the terms and conditions of the Enhanced Forward Strip With Extension Potential (this "Transaction") between Den norske Bank ASA (Party A} and American Seafoods Company (Party B). This Agreement supersedes any prior agreement or confirmation with respect to this transaction.

We hereby confirm the following terms of a strip of 8 currency forwards, identified in Schedule 1, with the possibility for a second strip of 8 forwards (also defined as a Barrier Option), identified in Schedule 2, as set forth below:

1.   GENERAL DEFINITION - BARRIER OPTION

DnB defines a barrier option as an option in terms of a change in some pre-defined manner when a barrier event occurs. A "Barrier Event" is a transaction in the relevant currency pair occuring in the spot market at a rate that is at or beyond a certain pre-specified level (here called the Trigger Price).

2.   DETAILS OF THE TRANSACTION

Trade date:                                   April 18, 2001

Currency Pair:                                USD/JPY

Face Currency Buyer:                          American Seafoods Company, Seattle

Face Currency Seller:                         Den norske Bank ASA New York

Face Currency and Amount:                     USD 3,125,000.00

Other Currency:                               JPY

Exchange Price:                               as set forth on Schedule 1 and,
                                              subject to the condition set forth
                                              below, Schedule 2

Settlement Date:                              as set forth on Schedule 1 and,
                                              subject to the condition set forth
                                              below, Schedule 2

Premium:                                      USD 0.00

Premium Payer:                                American Seafoods Company, Seattle

Premium Payment Date:                         April 20, 2001

Trigger Price:                                99.00 JPY per 1 USD

 Den norske Bank ASA, New York Branch, 200 Park Avenue, New York, New York 10166-0396
Telephone (212) 681-3800--Telefax (212) 681-3900--Telex WU 426357--S.W.I.F.T.: DNBAUS33

                                                          [DEN NORSKE BANK LOGO]


Barrier Begin Date:                            April 18, 2001

Barrier Begin Time:                            Trade execution

Barrier End Date:                              December 26, 2003

Barrier End Time:                              10:00 AM New York

Our trader for this transaction is:            Bo Nicolaison

3.   SPECIFIC DEFINITIONS

SETTLEMENT: On each Settlement Date the Face Currency Seller shall deliver to the Face Currency Buyer the Face Currency Amount, against delivery by the Face Currency Buyer to the Face Currency Seller of an amount of the Other Currency equa1 to the result of multiplying the Face Currency Amount by the applicable Exchange Price.

EFFECT OF BARRIER EVENT: Until a Barrier Event occurs, or if no Barrier Event occurs, the forwards hereby confirmed shall include only those identified in
Schedule 1, and neither party shall have any obligation in respect of the forwards identified in Schedule 2. If a Barrier Event occurs, the forwards hereby confirmed shall thenceforth include the forwards identified in Schedule 1 and Schedule 2.

BARRIER EVENT: A spot transaction in the Currency Pair during open hours in the Spot Market within the Barrier Event Period at a price that is at or beyond the Trigger Price, as determined by Den norske Bank in accordance with the criteria set forth below.

CRITERIA FOR THE OCCURRENCE OF A BARRIER EVENT: Den norske Bank, acting as barrier determination agent, determines that a Barrier Event has occurred when it observes a transaction in the spot market that meets the following criteria:

     a)   The transaction takes place between

          (i)    two independent counterparties through the brokers market;

          (ii) Den norske Bank and an independent counterparty through the brokers market; or

          (iii)  Den norske Bank and an independent counterparty dealing direct in cases (ii) and (iii) the transaction can be initiated by either party

     b) the transaction occurs at a rate that is at or beyond the trigger price:

     c) the transaction does not take place at an off-market rate. An "off-market rate" is defined as a rate that is substantially more favorable or substantially less favorable than the rate available to a professional spot dealer in the interbank spot market at the time of the transaction; and

     d) the transaction is in an amount that is not less than the equivalent of three million USD. (In certain circumstances two or more consecutive transactions in an aggregate amount of 3 million USD or more may be deemed to be a single transaction for purposes of these criteria).

If there is a dispute over the determination of a barrier event, Den norske Bank will furnish evidence of the observed spot transaction (or transactions).

                                                          [DEN NORSKE BANK LOGO]

Spot transaction that Den norske Bank does not observe and could not observe from sources regularly available to it in the ordinary course of its business cannot be the basis for Barrier Event determination.

"SPOT MARKET": The global spot foreign exchange market, which, for these purposes, shall be treated as being open continuously from 5 AM Sydney time on a Monday in any week to 5 PM New York time on the Friday of that week.

BARRIER EVENT PERIOD: The period from (and including) the Barrier Begin Time on the Barrier Begin Date to (and including) the Barrier End Time on the Barrier End Date.

4.   REPRESENTATIONS.

Party A and Party B each represents to the other that it has entered into this Agreement in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other.

Each party represents to the
other party that:
                                        (a)  NON-RELIANCE. It is acting for its
                                             own account, and it has made its
                                             own independent decision to enter
                                             into this Transaction and to
                                             whether this Transaction is
                                             appropriate or proper for it based
                                             upon its own judgement and upon
                                             advice from such advisors as it
                                             has deemed necessary. It is not
                                             relying on any oommunication
                                             (written or oral) of the other
                                             party as investment advice or as a
                                             recommendation to enter into this
                                             Transaction; it being understood
                                             that Information and explanations
                                             related to the terms and conditions
                                             of this Transaction shall not be
                                             considered investment advice or a
                                             recommendation to enter into this
                                             Transaction. It has not received
                                             from the other party any assurance
                                             or guarantee as to be expected
                                             results of this Transaction.

                                        (b)  EVALUATION AND UNDERSTANDING. It is
                                             capable of evaluating and
                                             understanding (on its own behalf
                                             or through independent professional
                                             advice), and understands and
                                             accepts, the terms, conditions and
                                             risks of this Transaction. It is
                                             also capable of assuming, and
                                             assumes, the financial and other
                                             risks of this Transaction.

                                        (c)  STATUS OF PARTIES. The other party
                                             is not acting as a fiduciary or an
                                             advisor for it in respect of this
                                             Transaction.

6. Governing Law

This Agreement shall be governed and construed in accordance by the laws of the State of New York and the parties hereby accept the city court of New York as venue, provide that nothing herein shall prevent Den norske Bank from bringing legal actions against the Client before the courts of any other country having jurisdiction over the Client.


 7. Contact

 Our Contact is:                                   Deirdre Yevoli
                                                   Phone no.: (212) 681-3828
                                                   Fax no.: (212) 681-4119

Please acknowledge the terms of this transaction by signing this Agreement and return it to:

Don norske Bank ASA
New York Branch
200 Park Avenue, 31st Floor
New York, N.Y. 10166-0396

Att.: Deirdre Yevoli

We are pleased to have concluded this business with you and we look forward to do more business with yourselves in the future.


Best Regards,
Den norske Bank ASA, New York


/s/ Berit L. Henriksen                          /s/ Deirdre L. Yevoli
------------------------                        ------------------------
Berit L. Henriksen                              Deirdre L. Yevoli
Executive Vice President                        Assistant Vice President
and General Manager


Acknowledged and accepted by American Seafoods Groups LLC, Seattle     , 2001


                                                /s/ Hallvard Muri
------------------------                        ------------------------
Name:                                           Name: Hallvard Muri
Title:                                          Title: CFO

                                   Schedule 1


FORWARD      SETTLEMENT DATE          EXCHANGE PRICE       FACE CURRENCY AMOUNT
   1         MARCH 29, 2002        105.90 JPY PER 1 USD      USD 3,125,000.00
   2         JUNE 28, 2002         105.90 JPY PER 1 USD      USD 3,125,000.00
   3       SEPTEMBER 30, 2002      105.90 JPY PER 1 USD      USD 3,125,000.00
   4       DECEMBER 30, 2002       105.90 JPY PER 1 USD      USD 3,125,000.00
   5         MARCH 31, 2003        105.90 JPY PER 1 USD      USD 3,125,000.00
   6         JUNE 30, 2003         105.90 JPY PER 1 USD      USD 3,125,000.00
   7       SEPTEMBER 30, 2003      105.90 JPY PER 1 USD      USD 3,125,000.00
   8       DECEMBER 30, 2003       105.90 JPY PER 1 USD      USD 3,125,000.00

                                Den norske Bank

                                   Schedule 2

FORWARD     SETTLEMENT PRICE      EXCHANGE PRICE       FACE CURRENCY AMOUNT      TRIGGER PRICE
   9         MARCH 30, 2004    105.90 JPY PER 1 USD      USD 3, 125,000.00    99.OO JPY PER 1 USD
  10          JUNE 30, 2004    105.90 JPY PER 1 USD      USD 3, 125,000.00    99.OO JPY PER 1 USD
  11       SEPTEMBER 30, 2004  105.90 JPY PER 1 USD      USD 3, 125,000.00    99.OO JPY PER 1 USD
  12       DECEMBER 29, 2004   105.90 JPY PER 1 USD      USD 3, 125,000.00    99.OO JPY PER 1 USD
  13         MARCH 30, 2006    105.90 JPY PER 1 USD      USD 3, 125,000.00    99.OO JPY PER 1 USD
  14          JUNE 30, 2005    105.90 JPY PER 1 USD      USD 3, 125,000.00    99.OO JPY PER 1 USD
  15       SEPTEMBER 30, 2005  105.90 JPY PER 1 USD      USD 3, 125,000.00    99.OO JPY PER 1 USD
  16       DECEMBER 29, 2005   105.90 JPY PER 1 USD      USD 3, 125,000.00    99.OO JPY PER 1 USD

American Seafoods Company LLC Market Place TOWN
 2025 First Avenue, Suite 900 Seatte, WA 98121


 AM.: Hallvard Muri                                               April 24, 2001

 Ref: 009185


                 ENHANCED FORWARD STRIP WITH EXTENSION POTENTIAL

The purpose of this letter agreement (this "Agreement") is to set forth the terms and conditions of the Enhanced Forward Strip With Extension Potential (this "Transaction") between Den norske Bank ASA (Party A) and American Seafoods Campany (Party B). This Agreement supersedes any prior agreement or confirmation with respect to this transaction.

We hereby confirm the following terms of a strip of 8 currency forwards, identified in Schodule 1, with the possibility for a second strip of 8 forwards (also defined as a Barrier Option), identified in Schedule 2, as set forth below:

1 Generel Definition - Barrier Option
DnB defines a barrier option as an option in terms of a change in some pre-defined manner when a barrier event occurs. A "Barrier Event" is a transaction in the relevant currency pair occuring in the spot market at a rate that is at or beyond a certain pre-specified level (here called the Trigger Price).

2. Details of the Transaction

Trade date:                          April 19, 2001

Currency Pair:                       USD/JPY

Face Currency Buyer:                 American Seafoods Company, Seattle

Face Currency Seller:                Den norske Bank ASA New York

Face Currency and Amount:            USD 3,125,000.00

Other Currency:                      JPY

Exchange Price:                      as set forth on Schedule 1 and, subject to
                                     the condition set forth below, Schedule 2


Settlement Date:                     as set forth on Schedule 1 and, subject to
                                     the condition set forth below, Schedule 2


Premium:                             USD 0.00

Premium Payer:                       American Seafoods Company, Seattle

Premium Payment Date:                April 23, 2001


Trigger Price:                       99.00 JPY per 1 USD




Den norske Bank ASA, New York Branch, 200 Park Avenue, New York, New York 10166-0396 Telephone (212)681-3800-Telefax (212) 681-3900-Telex WU
426357-S.W.I.F.T.: DNBAUS33

Barrier Begin Date:                                April 19, 2001

Barrier Begin Time:                                Trade execution

Barrier End Date:                                  December 26, 2003

Barrier End Time:                                  10:00 AM New York

Our trader for this transaction is:                Bo Nicolaisen


3. Specific Definitions

Settlement: On each Settlement Date the Face Currency Seller shall deliver to the Face Currency Buyer the Face Currency Amount, against delivery by the Face Currency Buyer to the Face Currency Seller of an amount of the Other Currency equal to the result of multiplying the Face Currency Amount by the applicable Exchange Price.

Effect of Barrier Event: Until a Barrier Event occurs, or if no Barrier Event occurs, the forwards hereby confirmed shall include only those identified in
Schedule 1, and neither party shall have any obligation in respect of the forwards identified in Schedule 2. If a Barrier Event occurs, the forwards hereby confirmed shall thenceforth include the forwards identified in Schedule 1 and Schedule 2.

Barrier Event: A spot transaction in the Currency Pair during open hours in the Spot Market within the Barrier Event Period at a price that is at or beyond the Trigger Price, as determined by Den norske Bank in accordance with the criteria set forth below.

Criteria for the occurrence of a Barrier Event: Den norske Bank, acting as barrier determination agent, determines that a Barrier Event has occurred when it observes a transaction in the spot market that meets the following criteria:

     a)  The transaction takes place between

         (i)    two independent counterparties through the brokers market;
         (ii) Den norske Bank and an independent counterparty through the brokers market; or
         (iii)  Den norske Bank and an independent counterparty dealing direct in cases (ii) and (iii) the transaction can be initiated by either party

     b) the transaction occurs at a rate that is at or beyond the trigger price;

     c) the transaction does not take place at an off-markat rate. An "off-market rate" is defined as a rate that is substantially more favorable or substantially less favorable than the rate available to a professional spot dealer in the interbank spot market at the time of the transaction; and

     d) the transaction is in an amount that is not less than the equivalent of three million USD. (In certain circumstances two or more consecutive transaction in an aggregate amount of 3 million USD or more may be deemed to be a single transaction for purposes of these criteria).

If there is a dispute over the determination of a barrier event, Den norske Bank will furnish evidence of the observed spot transaction (or transactions).

Spot transaction that Dan norske Bank does not observe and could not observe from sources regularly available to it in the ordinary course of its business cannot be the basis for Barrier Event determination.

"Spot Market": The global spot foreign exchange market, which, for these purposes, shall be treated as being open continuously from 5 AM Sydney time on a Monday in any week to 5 PM New York time on the Friday of that week.

Barrier Event Period: The period from (and including) the Barrier Begin Time on the Barrier Begin Date to (and including) the Barrier End Time on the Barrier End Date.

4. Representations.
Party A and Party B each represents to the other that it has entered into this Aqreement in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other.

Each party represents to the other
party that:

                                    (a) Non-reliance. It is acting for its own account, and it has made its own independent decision to enter into this Transaction and to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to be expected results of this Transaction.

                                    (b) Evaluation and Understanding. It is
                                    capable of evaluating and understanding
                                    (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

                                    (c) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

6. Governing Law

This Agreement ahall be governed and construed in accordance by the laws of the State of New York and the parties hereby accept the city court of New York as venue, provide that nothing herein shall Prevent Den norske Bank from bringing legal actions against the Client before the courts of any other country having jurisdiction over the Client.

 7. Contact

 Our Contact Is:                                     Deirdre Yevoli
                                                     Phone no.: (212) 681-3828
                                                     Fax no.: (212) 681-4119

Please acknowledge the terms of this transaction by signing this Agreement and return it to:

Den norske Bank ASA
New York Branch
200 Park Avenue, 31st Floor
New York, N.Y. 10166-0396

Att.: Deirdre Yevoli

We are pleased to have concluded this business with you and we look forward to do more business with yourselves in the future.


Best Regards,
Den norske Bank ASA, New York


/s/ Berit L. Henriksen                          /s/ Deirdre L. Yevoli
------------------------                        ------------------------
Berit L. Henriksen                              Deirdre L. Yevoli
Executive Vice President                        Assistant Vice President
and General Manager


Acknowledged and accepted by American Seafoods Groups LLC, Seattle, WA
      , 2001



/s/ Debbie M. Morton                            /s/ Hallvard Muri
------------------------                        ------------------------
Name: Debbie M. Morton                          Name: Hallvard Muri
Title: Group Controller                         Title: CFO

                                Den norske Bank
                                  Schedule 1

FORWARD      SETTLEMENT DATE         EXCHANGE PRICE       FACE CURRENCY AMOUNT
   1         MARCH 29, 2002       105.45 JPY PER 1 USE      USD 3,125,000.00
   2         JUNE 28, 2002        105.45 JPY PER 1 USE      USD 3,125,000.00
   3       SEPTEMBER 30, 2002     105.45 JPY PER 1 USE      USD 3,125,000.00
   4       DECEMBER 30, 2002      105.45 JPY PER 1 USE      USD 3,125,000.00
   5         MARCH 31, 2003       105.45 JPY PER 1 USE      USD 3,125,000.00
   6         JUNE 30, 2003        105.45 JPY PER 1 USE      USD 3,125,000.00
   7       SEPTEMBER 30, 2003     105.45 JPY PER 1 USE      USD 3,125,000.00
   8       DECEMBER 30, 2003      105.45 JPY PER 1 USE      USD 3,125,000.00

                                   Schedule 2

FORWARD      SETTLEMENT DATE        EXCHANGE PRICE       FACE CURRENCY AMOUNT       TRIGGER PRICE
   9         MARCH 30, 2004      105.45 JPY PER 1 USE      USD 3,125,000.00      99.00 JPY PER 1 USD
  10         JUNE 30, 2004       105.45 JPY PER 1 USE      USD 3,125,000.00      99.00 JPY PER 1 USD
  11       SEPTEMBER 30, 2004    105.45 JPY PER 1 USE      USD 3,125,000.00      99.00 JPY PER 1 USD
  12       DECEMBER 29, 2004     105.45 JPY PER 1 USE      USD 3,125,000.00      99.00 JPY PER 1 USD
  13         MARCH 30, 2005      105.45 JPY PER 1 USE      USD 3,125,000.00      99.00 JPY PER 1 USD
  14         JUNE 30, 2005       105.45 JPY PER 1 USE      USD 3,125,000.00      99.00 JPY PER 1 USD
  15       SEPTEMBER 30, 2005    105.45 JPY PER 1 USE      USD 3,125,000.00      99.00 JPY PER 1 USD
  16       DECEMBER 29, 2005     105.45 JPY PER 1 USE      USD 3,125,000.00      99.00 JPY PER 1 USD

 WHEREAS Aker RGI ASA ("Aker RGI") on behalf of American Seafoods Company ("Seafood") has entered into a currency forward transaction with Sparebanken NOR, see Schedule 1 (the "Sparebanken Forward") and a forward transaction with Den norske Bank ASA, see Schedule 2 (the "DnB Forward") (jointly referred to as the "Transactions");

 WHEREAS Seafood, and Aker RGI have agreed that Seafood shall be entitled to the benefits of, and shall be responsible to Aker RGI for all of the obligations of Aker RGI in respect of the Transactions as set out in Schedule 1 and 2, except as modified hereby; and

 WHEREAS Seafood and Aker RGI understand and acknowledge that Aker RGI will remain responsible for fulfilling all obligations, and have all rights, under the Transactions with Sparebanken NOR and Den norske Bank ASA, respectively, accordingly, this agreement only establishes rights and obligations for and between Seafood and Aker RGI.

 NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1. Aker RGI hereby agrees to pay to Seafood as provided herein all amounts that Aker RGI receives from Sparebanken NOR or Den norske Bank ASA in respect of the Transactions, and Seafood agrees to pay to Aker RGI as provided herein all amounts that Aker RGI is obliged to pay to Sparebanken NOR and Den norske Bank ASA in respect of the Transactions, in accordance with Schedule 1 and 2, except that;

     (i)  in the Sparebanken Forward the Contingent Forward Rate (as defined in
          Schedule 1) shall be 104.50 JPY per USD in Period 1 (as defined in
          Schedule 1). In Period 2 (as defined in Schedule 1) the Contingent Forward Rate (as defined in Schedule 1) shall be 104.50 JPY per
          USD if the Knock-In Level (as defined in Schedule 1) has been triggered in the Validity of Knock-In Level (as defined in Schedule 1); and

     (ii) in the DnB Forward the Exchange Price (as defined in Schedule 2) shall be JPY 100.07 per USD;

2. Seafood agrees to pay all amounts (as amended in section 1 above) due under the Transactions by Aker RGI to Sparebanken NOR and Den norske Bank ASA, respectively, to Aker RGl's account number 7001.04.24338 with Den norske Bank ASA, no later than one business day prior to each maturity date under the Transactions. Provided Seafood makes the payments described above, then Aker RGI will pay all amounts received from Sparebanken NOR and Den norske Bank ASA under the Transactions, respectively, to Seafood's account number 28332001 with Den norske Bank ASA, New York branch. Any amount not paid when due shall bear interest until paid at 12% per annum, or the higher rate applicable in accordance with the default interest act.

3. Seafood agrees to indemnify Aker RGI against any and all costs, expenses and/or losses which Aker RGI incurs in circumstances where Seafood for whatever reason has not fulfilled its obligations according to this agreement on the relevant due date.

4. American Seafoods Consolidated LLC acknowledges and agrees that it is fully responsible towards Aker RGI for any and all obligations undertaken by Seafood hereunder, and wherever this agreement refers to Seafood, it shall be understood to refer to both Seafood and American Seafoods Consolidated LLC when determining liability towards Aker RGI hereunder.

5. Norwegian law shall govern this agreement, and the parties accept Oslo City Court as non-exclusive venue.

                                      ***

                           New York, January 28, 2000



AMERICAN SEAFOODS COMPANY                       AKER RGI ASA


By: /s/ Michael J. Hyde                        By: /s/ Dag F. Wittusen
    --------------------------                     ----------------------------
    Name:  Michael J. Hyde                         Name:  Dag F. Wittusen
    Title: President & CEO                         Title: President

AMERICAN SEAFOODS CONSOLIDATED LLC

   By: AMERICAN SEAFOODS HOLDINGS LLC, its Member

      By: AMERICAN SEAFOODS, L.P., its Member

         By: ASC MANAGEMENT INC., its General Partner

            By: /s/ Bernt O. Bodal
                ----------------------------
                Name: Bernt O. Bodal
                Title: President

                                   Schedule 1


FORWARD                    EXCHANGE PRICE               SETTLEMENT DATE

                                                        SETTLED 10/30/00
                                                        SETTLED 1/30/01
                                                            SETTLED
                                                            SETTLED
                                                            SETTLED
    6                   99.07 JPY PER 1 USD             30 JANUARY 2002
    7                   99.07 JPY PER 1 USD               30 APRIL 2002
    8                   99.07 JPY PER 1 USD               30 JULY 2002
    9                   99.07 JPY PER 1 USD             30 OCTOBER 2002
   10                   99.07 JPY PER 1 USD             30 JANUARY 2003
   11                   99.07 JPY PER 1 USD               30 APRIL 2003
   12                   99.07 JPY PER 1 USD               30 JULY 2003

                                     Schedule 2


FORWARD                    EXCHANGE PRICE               SETTLEMENT DATE

    13                   99.07 JPY PER 1 USD             30 OCTOBER 2003
    14                   99.07 JPY PER 1 USD             30 JANUARY 2004
    15                   99.07 JPY PER 1 USD               30 APRIL 2004
    16                   99.07 JPY PER 1 USD               30 JULY 2004
    17                   99.07 JPY PER 1 USD             01 NOVEMBER 2004
    18                   99.07 JPY PER 1 USD             31 JANUARY 2005
    19                   99.07 JPY PER 1 USD               02 MAY 2005
    20                   99.07 JPY PER 1 USD              01 AUGUST 2005

                                                  [LOGO OF UNION BANK OF NORWAY]

                "Contingent FX Forward" Transaction Confirmation
                              (the "Confirmation").

We herewith confirm having entered into a "Contingent FX Forward" Transaction with you subject to the ISDA agreement under negotiation. This "Contingent FX Forward" Transaction shall be subject to the provisions and definitions set out below;

Trade Date:                                             July 16/th/ 1999

Counterparty A:                                         UBN, Oslo

Counterparty B:                                         Aker RGI ASA, Oslo

"Contingent FX Forward" Selling Currency and Amount:    JPY 71l.562.500

"Contingent FX Forward" Purchasing Currency and Amount: USD 6,875.000

"Contingent Forward Rate":                              103.50 JPY per USD

Period 1:                       All delivery dates between October 31/st/ 2000
                                until July 31/st/ 2O03.

Period 2:                       All delivery dates between October 31/st 2003
                                until July 29/th/ 2005.

Knock-In Level:                 94.OO JPY per USD

Validity of Knock-In Level:     From the time of entering into the transaction
                                on Trade date (July 16/th/ 1999), up to and including July 29/th/ 2003.

--------------------------------------------------------------------------------
                                     Page 1

                                                  [LOGO OF UNION BANK OF NORWAY]

Trigger of Knock-In Level:      UBN, acting as Calculation Agent, determines
                                that the Knock-In Level shall be triggered when it observes a transaction in the spot market that meets the following criteria:

                                a) The transaction takes place between banks in
                                   the global spot foreign exchange market
                                   (including the Calculation Agent), and/or brokers.

                                b) The transaction(s) occurs at a spot exchange
                                   rate that is at or below the Knock-In Level.

                                c) The transaction takes place any week during
                                   the validity period (starting July 16th 1999, up to and including July 29th 2003) from Monday 5:00 a.m. Sydney time to Friday 6 p.m. New York time.

                                If there is a dispute whether the Knock-In Level is triggered, UBN will furnish necessary documentation.

Foreign Exchange
Transaction for Period 1:       Counterparty A shall be obliged, on each
                                Settlement Date Period 1, to deliver the
                                "Contingent FX Forward" Purchasing Currency and
                                Amount to Counterparty B, against receipt of the "Contingent FX Forward" Selling Currency and
                                Amount.

Foreign Exchange
Transaction for Period 2:       In the event of the Knock-In Level not being
                                                                   ---
                                triggered, Counterparty A shall be obliged, on each Settlement Date Period 2, to deliver the "Contingent FX Forward" Purchasing Currency and
                                Amount to Counterparty B, against receipt of the "Contingent FX Forward" Selling Currency and
                                Amount by notification of Counterparty B prior to the Exercise Time on each Expiration Date. In this case, Counterparty B has the option, but not the obligation, on each and every Settlement
                                Date Period 2, to buy the "Contingent FX
                                Forward" Purchasing Currency and Amount against delivery of The "Contingent FX Forward" Selling
                                Currency and Amount.

                                In the event of the Knock-In Level being triggered once, or more than once, Counterparty B Shall be obliged, on each Settlement Date Period 2, to deliver "Contingent FX Forward" Selling Currency and Amount to Counterparty A, against receipt of the "Contingent FX Forward" Purchasing Currency and Amount.

--------------------------------------------------------------------------------
                                     Page 2

                                                           [LOGO]
                                                           union bank of norway

Calculation Agent:                          UBN, Oslo

Notification by Calculation Agent:          The Calculation Agent shall notify
                                            Counterparty B, in writing, in the
                                            event of the Knock-In Level has been
                                            triggered. However, such
                                            notification shall not constitute a
                                            condition precedent for the
                                            obligations of Counterparty A.

Expiration Dates (knock-in not occurred):   October 29/th/ 2003
                                            January 28/th/ 2004
                                            April 28/th/ 2004
                                            July 28/th/ 2004
                                            October 27/th/ 2004
                                            January 27/th/ 2005
                                            April 26/th/ 2005
                                            July 27th 2005

Exercise Time on Expiration Date:           10.00 am. New York time

Settlement Dates Period 1:                  Settled 10/31/02
                                            Settled 1/31/01
                                            Settled
                                            Settled
                                            Settled
                                            January 31/st/ 2002
                                            April 30/th/ 2002
                                            July 31/st/ 2002
                                            October 31/st/ 2002
                                            January 31/st/ 2003
                                            April 30/th/ 2003
                                            July 31/st/ 2003


Settlement Dates Period 2:                  October 31/st/ 2003
                                            January 30/th/ 2004
                                            April 30/th/ 2004
                                            July 30/th/ 2004
                                            October 29/th/ 2004
                                            January 31/st/ 2005
                                            April 28/th/ 2005
                                            July 29/th/ 2005

                                                    [LOGO]
                                               union bank of norway

Office and Address Counterparty A:             Union Bank of Norway
                                               Sparebanken NOR,
                                               Postboks 1172 SENTRUM
                                               0107 OSLO

                                               Tel:  22 31 83 23
                                               Fax:  22 31 99 36

Office and Address Counterparty B:             Aker RGI ASA
                                               Postboks 1423 VIKA
                                               0295 OSLO

Account details - payments to Counter-
party A:                                       To be agreed upon

Account details - payments to Counter-
party B:                                       To be agreed upon

Please confirm that the foregoing correctly sets forth the terms of our agreement by returning a signed copy (enclosed) of this Confirmation.

Union Bank of Norway, Oslo


By: /s/ John E. Skajem                           By: /s/ Endre Bryhn
Name: John E. Skajem                             Name: Endre Bryhn
Date: 15.10.99                                   Date: 15.10.99

Aker RGI ASA, Oslo

By: /s/ Jeaje D. Skullerud                       By: /s/ Benet Rem
Name: Jeaje D. Skullerud                         Name: Benet Rem
Date: 15.10.99                                   Date: 15.10.99

                             [LOGO OF DNB MARKETS]

Aker RGI ASA
POSTBOKS 1423 VIKA
0115 Oslo

Attn.: Terje Skullerud                                     Oslo, 01 October 1999
Ref: 6516FA/AH/RFK

                 ENHANCED FORWARD STRIP WITH EXTENSION POTENTIAL

The purpose of this letter agreement (this "Agreement") is to set forth the terms and conditions of the Enhanced Forward Strip With Extension Potential (this "Transaction") between Den norske Bank ASA (DnB) and Aker RGI ASA (the Client). This Agreement supersedes any prior agreement or confirmation with respect to this transaction.

We hereby confirm the following terms of a strip of 12 currency forwards, identified in Schedule 1, with the possibility for a second strip of 8 forwards (also defined as an Barrier Option), identified in Schedule 2, as set forth below:

1. General Definition - Barrier Option

DnB defines a barrier option as an option the terms of which change in some pre-defined manner when a barrier event occurs. A "Barrier Event" is a transaction in the relevant currency pair occuring in the spot market at a rate that is at or beyond a certain pre-specified level (here called the Trigger Price).

2. Details of the Transaction

Trade date:                                   14.07.1999
Currency Pair:                                USD/JPY

Face Currency Buyer:                          Aker RGI ASA
Face Currency Seller:                         Den norske Bank ASA, Oslo
Face Currency and Amount:                     USD 8.750.000,-
Other Currency:                               JPY
Exchange Price:                               as set forth on Schedule 1 and,
                                              subject to the condition set forth
                                              below, Schedule 2
Settlement Date:                              as set forth on Schedule 1 and,
                                              subject to the condition set forth
                                              below, Schedule 2

Premium:                                      USD 0,-
Premium Payer:                                Aker RGI ASA
Premium Payment Date:                         18 JULY 1999
Premium Payment Instructions:

Trigger Price:                                94 JPY per 1 USD
Barrier Begin Date:                           14 JULY 1999
Barrier Begin Time:                           Trade execution
Barrier End Date:                             28 JULY 2003
Barrier End Time:                             10.00 A.M. New York

--------------------------------------------------------------------------------
                            [DNB MARKETS LETTERHEAD]

                             [LOGO OF DNB MARKETS]


Our trader for this transaction is:                Bo Nicolaisen


3. Specific Definitions

Settlement: On each Settlement Date the Face Currency Seller shall deliver to the Face Currency Buyer the Face Currency Amount, against delivery by the Face Currency Buyer to the Face Currency Seller of an amount of the Other Currency equal to the result of multiplying the Face Currency Amount by the applicable Exchange Price.

Effect of Barrier Event: Until a Barrier Event occurs, or if no Barrier Event occurs, the forwards hereby confirmed shall include only those identified in
Schedule 1, and neither party shall have any obligation in respect of the forwards identified in Schedule 2. If a Barrier Event occurs, the forwards hereby confirmed shall thenceforth include the forwards identified in Schedule 1 and Schedule 2.

Barrier Event: A spot transaction in the Currency Pair during open hours in the Spot Market within the Barrier Event Period at a price that is at or beyond the Trigger Price, as determined by DnB in accordance with the criteria set forth below.

Criteria for the occurrence of a Barrier Event: DnB, acting as barrier determination agent, determines that a Barrier Event has occurred when it observes a transaction in the spot market that meets the following criteria:

         a)     The transaction takes place between

                (i)   two independent counterparties through the brokers market;
                (ii) DnB and an independent counterparty through the brokers market; or
                (iii) DnB and an independent counterparty dealing direct

                In cases (ii) and (iii) the transaction can be initiated by either party

         b) the transaction occurs at a rate that is at or beyond the trigger price;

         c) the transaction does not take place at an off-market rate. An "off-market rate" is defined as a rate that is substantially more favorable or substantially less favorable than the rate available to a professional spot dealer in the interbank spot market at the time of the transaction; and

         d) the transaction is in an amount that is not less than the equivalent of three million USD. (In certain circumstances two or more consecutive transaction in an aggregate amount of 3 million USD or more may be deemed to be a single transaction for purposes of these criteria).

If there is a dispute over the determination of a barrier event, DnB will furnish evidence of the observed spot transaction (or transactions).

Spot transaction that DnB does not observe and could not observe from sources regularly available to it in the ordinary course of its business cannot be the basis for Barrier Event determination.

"Spot Market" the global spot foreign exchange market, which, for these purposes, shall be treated as being open continuously from 5 AM Sydney time on a Monday in any week to

--------------------------------------------------------------------------------
                                [DNB LETTERHEAD]

                              [LOGO OF DnB MARKETS]

5 PM New York time on the Friday of that week.

Barrier Event Period: The period from (and including) the Barrier Begin Time on the Barrier Begin Date to (and including) the Barrier End Time on the Barrier End Date.

4. Other Provisions

4.1 Cash Collateral

In the event that the Market Value in favour of DnB for this Transaction exceeds USD 35,000.000 ("Credit Limit"), the Client shall promptly provide DnB with cash collateral (margin payment) in the amount exceeding the Credit Limit. The Client shall in no circumstance pay later than one (1) Business Day after notice has been given by DnB of the amount which has to be paid. The amount shall be paid by the Client to the USD account no.: 5003 04 41130 which is hereby pledged to DnB for any amount outstanding under this Agreement.

With "Market Value" is meant the aggregate market value of this contract as calculated by DnB. The calculations shall be based on rates which are deemed reasonable according to the current market rates.

4.2 Events Of Default

4.2.1 The Client is in default if;

     (i) the Client fails to deliver the agreed consideration or fails to pay agreed consideration by the settlement time or fails to deliver Cash Collateral as set forth in 4.1 and such failure is not remedied within two (2) business days after notice of such failure is given to the Client.

     (ii) the Client or any of its fully owned (100%) directly or indirectly, subsidiaries defaults under any of its loan- or guarantee agreements or payment obligations towards any of its creditors if such failure is not remedied within two business days after notice of such failure is given to the Client, or the Client enters into negotiations with its creditors regarding suspension of payment, suspends its payments, becomes insolvent, commences debt settlement proceedings, enters into bankruptcy proceedings or is placed under public administration

4.2.2 In the event of default by the Client, DnB has an immediate right, subject to showing due care, to;

     (i) withhold settlement of any contract if payment pursuant to the foregoing paragraph has not been affectuated by the Client,

     (ii)    exercise security the Client has pledged to DnB on USD account no.:
             5003 04 41130,

     (iii) exercise its possessory lien on amounts DnB owes the Client as security for any obligation the Client may have towards DnB according to this Agreement

     (iv) take such measures for the Client's account and risk as DnB considers necessary for the recovery or reduction of loss or liability consequent to any agreement concluded for or with the client, including necessary transactions in full or in part to limit loss

                            [LOGO OF DNB MARKETS]

4.3 Transactions entered into to limit loss or liability shall be effectuated at such rates which are deemed reasonable according to current market rate. Claims may be set-off even if they are nominated in different currencies or have not become due and payable. Claim in foreign currency will be exchanged to NOK according to DnB's market rate.

4.4 The Client is liable and shall indemnify DnB for any loss, expense or obligations of whatever kind caused to DnB as direct or indirect consequence of the Client's default under this Agreement or other regulations, including exchange 1oss due to transactions effectuated by DnB, accrued interest and default interest, fees and expenses relating to internal and external legal services. Such losses, expenses and obligations are payable on demand.

5. Representations.
Party A and Party B each represents to the other that it has entered into this Agreement in reliance upon such tax, accounting, regulation, legal and financial advice as it deems necessary and not upon any view expressed by the other.

Each party represents to the other
party that:

                                  (a) Non-reliance. It is acting
                                  for its own account, and it
                                  has made its own independent
                                  decision to enter into this
                                  Transaction and to whether
                                  this Transaction is
                                  appropriate or proper for it
                                  based upon its own judgement
                                  and upon advice from such
                                  advisors as it has deemed
                                  necessary. It is not relying
                                  on any communication
                                  (written or oral) of the
                                  other party as investment
                                  advice or as a
                                  recommendation to enter into
                                  this Transaction; it being
                                  understood that information
                                  and explanations related to
                                  the terms and conditions of
                                  this Transaction shall not be
                                  considered investment advice
                                  or a recommendation to
                                  enter into this Transaction.
                                  It has not received from the
                                  other party any assurance or
                                  guarantee as to be expected
                                  results of this Transaction.

                                  (b) Evaluation and Understanding.
                                  It is capable of evaluating and
                                  understanding (on its own
                                  behalf or through independent
                                  professional advice), and
                                  understands and accepts, the
                                  terms, conditions and risks of
                                  this Transaction. It is also
                                  capable of assuming, and
                                  assumes, the financial and
                                  other risks of this
                                  Transaction.

                                  (c) Status of Parties. The other
                                  party is not acting as a fiduciary
                                  of an advisor for it in respect of
                                  this Transaction.

6. Governing Law
This Agreement shall be governed and construed in accordance by Norwegian law and the parties hereby accept the city court of Oslo as venue, provide that nothing herein shall

--------------------------------------------------------------------------------
                            [DNB MARKETS LETTERHEAD]

                                                              [DnB MARKETS LOGO]

prevent DnB from bringing legal actions against the Client before the courts of any other country having jurisdiction over the Client.

7. Contact

Our Operations Contact is:      Hans Petter Willersrud
                                Phone: 22 48 17 74, Fax: 22 94 94 90

Please acknowledge the terms of this transactions by signing this Agreement and return it to:

DnB Markets
Risk Management and Financial Control ABA5
P.O. Box 1171
0107 Oslo

We are pleased to have concluded this business with you and we look forward to do more business with yourselves in the future.

Best regards
for Den norske Bank, ASA

/s/ Atle Hommersand                             /s/ Hans Petter Willersrud
-------------------------                       ----------------------------
Atle Hommersand                                 Hans Petter Willersrud
Risk Manager                                    Risk Manager

Acknowledged and accepted by AKER RGI

January 10, 1998

/s/ Terje D. Skullerud                          /s/ Hage Luno
-------------------------                       ----------------------------
Name:  Terje D. Skullerud                       Name:  Hage Luro
Title: Executive VP, CFO                        Title: Executive VP

--------------------------------------------------------------------------------
                             DnB Markets Letterhead

                                   Schedule 1

--------------------------------------------------------------------------------
     FORWARD                    EXCHANGE PRICE               SETTLEMENT DATE
--------------------------------------------------------------------------------
        1                     99.07 JPY PER 1 USD            30 OCTOBER 2000
--------------------------------------------------------------------------------
        2                     99.07 JPY PER 1 USD            30 JANUARY 2001
--------------------------------------------------------------------------------
        3                     99.07 JPY PER 1 USD            01 MAY 2001
--------------------------------------------------------------------------------
        4                     99.07 JPY PER 1 USD            30 JULY 2001
--------------------------------------------------------------------------------
        5                     99.07 JPY PER 1 USD            30 OCTOBER 2001
--------------------------------------------------------------------------------
        6                     99.07 JPY PER 1 USD            30 JANUARY 2002
--------------------------------------------------------------------------------
        7                     99.07 JPY PER 1 USD            30 APRIL 2002
--------------------------------------------------------------------------------
        8                     99.07 JPY PER 1 USD            30 JULY 2002
--------------------------------------------------------------------------------
        9                     99.07 JPY PER 1 USD            30 OCTOBER 2002
--------------------------------------------------------------------------------
       10                     99.07 JPY PER 1 USD            30 JANUARY 2003
--------------------------------------------------------------------------------
       11                     99.07 JPY PER 1 USD            30 APRIL 2003
--------------------------------------------------------------------------------
       12                     99.07 JPY PER 1 USD            30 JULY 2003
--------------------------------------------------------------------------------

                                   Schedule 2

--------------------------------------------------------------------------------
     FORWARD                   EXCHANGE PRICE               SETTLEMENT DATE
--------------------------------------------------------------------------------
       13                    99.07 JPY PER 1 USD            30 OCTOBER 2003
--------------------------------------------------------------------------------
       14                    99.07 JPY PER 1 USD            30 JANUARY 2004
--------------------------------------------------------------------------------
       15                    99.07 JPY PER 1 USD             30 APRIL 2004
--------------------------------------------------------------------------------
       16                    99.07 JPY PER 1 USD             30 JULY 2004
--------------------------------------------------------------------------------
       17                    99.07 JPY PER 1 USD            01 NOVEMBER 2004
--------------------------------------------------------------------------------
       18                    99.07 JPY PER 1 USD            31 JANUARY 2005
--------------------------------------------------------------------------------
       19                    99.07 JPY PER 1 USD              02 MAY 2005
--------------------------------------------------------------------------------
       20                    99.07 JPY PER 1 USD             01 AUGUST 2005
--------------------------------------------------------------------------------

                                                                    [LOGO]
                [LETTERHEAD OF DEN NORSKE BANK]                Den norske Bank

                             EXCHANGE CONFIRMATION

REFERENCE               DATE                EXCHANGE A/C:

200009010231            01SEP00             11696002            PHONE

   CONTRACT DATE: 01SEP00            VALUE DATE: 29MAR02

WE CONFIRM OUR SALE TO YOU

            SALE:           EXCHANGE RATE:        EQUIVALENT

      10,000,000.00 USD          96.55            965,500,000 JPY

WE CREDIT YOUR ACCOUNT







                             WE DEBIT YOUR ACCOUNT



AMERICAN SEAFOOD CO. LLC
2025 FIRST AVE, #900
SEATTLE
WA 98121
ATTN, DEBBIE MORTON


                        PLEASE SEND US YOUR CONFIRMATION
                    CONFIRMATION DOES NOT REQUIRE SIGNATURE

                                /s/ [ILLEGIBLE]
                                     9/11/00

                                                       [LOGO OF DEN NORSKE BANK]


                DEN NORSKE BANK NEW YORK
                200 PARK AVENUE
                NEW YORK, NEW YORK 10166-0396

                             EXCHANGE CONFIRMATION
                             ---------------------

REFERENCE:                   DATE:                   EXCHANGE A/C:
----------                   -----                   -------------
200009050225                 05SEP00                 11696002           PHONE

        CONTRACT DATE: 05SEP00                  VALUE DATE: 29MAR02

WE CONFIRM OUR SALE TO YOU

        SALE:                   EXCHANGE RATE:                  EQUIVALENT:
        -----                   --------------                  -----------
    5,000,000.00 USD                96.20                     481,000,000 JPY

WE CREDIT YOUR ACCOUNT

                                                                   P



                                                WE DEBIT YOUR ACCOUNT


AMERICAN SEAFOOD CO. LLC
2025 FIRST AVE. #900
SEATTLE
WA 98121
ATTN. DEBBIE MORTON

                                        PLEASE SEND US YOUR CONFIRMATION
                                      CONFIRMATION DOES NOT REQUIRE SIGNATURE



                          [DEN NORSKE BANK LETTERHEAD]

                        [LETTERHEAD OF DEN NORSKE BANK]

                                                               [LOGO]
                                                           Den norske Bank

                             EXCHANGE CONFIRMATION

REFERENCE               DATE                EXCHANGE A/C:
---------               ----                -------------
200109140258            14SEP01             11696002            PHONE

   CONTRACT DATE: 14SEP01            VALUE DATE: 30APR02

WE CONFIRM OUR SALE TO YOU

            SALE:           EXCHANGE RATE:        EQUIVALENT
            -----           --------------        ----------
       5,000,000.00 USD         115.37          576,850,000 JPY

WE CREDIT YOUR ACCOUNT







                             WE DEBIT YOUR ACCOUNT



AMERICAN SEAFOOD CO, LLC
2025 FIRST AVE, #900
SEATTLE
WA 98121
ATTN. DEBBIE MORTON


                        PLEASE SEND US YOUR CONFIRMATION
                    CONFIRMATION DOES NOT REQUIRE SIGNATURE


                                    10/2/07
                                /s/ [ILLEGIBLE]
                                      CFO

                        [LETTERHEAD OF DEN NORSKE BANK]

                                                            [LOGO]
                                                        Den norske Bank

                             EXCHANGE CONFIRMATION

REFERENCE               DATE                EXCHANGE A/C:
---------               ----                -------------
200109140260            14SEP01             11696002            PHONE

   CONTRACT DATE: 14SEP01            VALUE DATE: 17SEP02

WE CONFIRM OUR PURCHASE FROM YOU

         PURCHASE:           EXCHANGE RATE:          EQUIVALENT
         ---------           --------------          ----------
      570,750,000 JPY           114.15            5,000,000.00USD

WE CREDIT YOUR ACCOUNT







                             WE DEBIT YOUR ACCOUNT



AMERICAN SEAFOOD CO, LLC
2025 FIRST AVE, #900
SEATTLE
WA 98121
ATTN. DEBBIE MORTON


                        PLEASE SEND US YOUR CONFIRMATION
                    CONFIRMATION DOES NOT REQUIRE SIGNATURE


                                    10/2/07
                                /s/ [ILLEGIBLE]
                                      CFO